UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 26, 2023

WEX Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	,	Portland	,	Maine	04101
Address of principal executive offices					Zip Code

Registrant's telephone number, including area code	(207)	733-8171

(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry Into a Material Definitive Agreement.
On September 26, 2023, WEX Inc. (the “Company”) and certain of its subsidiaries entered into the Third Amendment to Amended and Restated Credit Agreement (the “Third Amendment”), which amends that certain Amended and Restated Credit Agreement, dated as of April 1, 2021, by and among the Company and certain of its subsidiaries identified therein, the lenders party thereto from time to time, and Bank of America, N.A., as administrative agent on behalf of the lenders (as amended by the First Amendment to Amended and Restated Credit Agreement dated April 24, 2023, the Second Amendment to Amended and Restated Credit Agreement dated August 10, 2023 and as otherwise amended, restated, amended and restated, supplemented or otherwise modified prior to September 26, 2023, the “Existing Credit Agreement” and, as amended by the Third Amendment, the “Amended Credit Agreement”). The Third Amendment increases commitments under the Company’s revolving credit facility from $930,000,000 to $1,430,000,000. All other terms and provisions of the Amended Credit Agreement remain substantially the same as the Existing Credit Agreement. The Company currently intends to use any proceeds from the revolving credit facility for general corporate purposes or for other purposes not restricted by the Amended Credit Agreement.

From time to time, certain parties to the Amended Credit Agreement, and affiliates of those parties, have provided, and may in the future provide banking, investment banking, and other financial services to the Company or the Company’s affiliates. Such parties have received, or may in the future receive, customary fees and commissions for these services.
The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.
(c)  See attached Exhibit Index.
EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to Amended and Restated Credit Agreement, dated September 26, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date: September 29, 2023	By:	/s/ Jagtar Narula
Jagtar Narula
Chief Financial Officer